UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

June 1, 2017
Date of Report (Date of earliest event reported)

STORE Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8377 East Hartford Drive, Suite 100 Scottsdale, AZ	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

STORE Capital Corporation, a Maryland corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2017. At the Annual Meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 21, 2017. As of April 3, 2017, the record date for the Annual Meeting, there were 171,378,139 shares of the Company’s common stock issued, outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.          Election of Directors. The Company’s stockholders elected, by the vote indicated below, the following eight persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2018, or until his or her respective successor is duly elected and qualified:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Morton H. Fleischer	130,795,167	29,959,491	—	3,216,289
Christopher H. Volk	159,658,483	1,096,175	—	3,216,289
Joseph M. Donovan	159,656,522	1,098,136	—	3,216,289
Mary Fedewa	157,987,211	2,767,447	—	3,216,289
William F. Hipp	159,651,008	1,103,650	—	3,216,289
Einar A. Seadler	131,063,272	29,691,386	—	3,216,289
Mark N. Sklar	159,898,729	855,929	—	3,216,289
Quentin P. Smith, Jr.	131,090,169	29,664,489	—	3,216,289

2.          Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the non-binding resolution approving the compensation of the Company’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,454,665	7,545,729	754,264	3,216,289

3.          Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, by the vote indicated below:

Votes For	Votes Against	Abstentions
163,718,149	129,086	123,712

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: June 2, 2017
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel